UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 9, 2005
Date of Report (Date of earliest event reported)
Greenfield Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50698 (Commission File Number)	06-1440369 (I.R.S. Employer Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 9, 2005, Greenfield Online, Inc. reported its results of operations for the three and six month periods ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.
     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

99.1	Earnings release dated August 9, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.

By:	/s/ Robert E. Bies

Robert E. Bies Executive Vice President and Chief Financial Officer
Dated: August 9, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings release dated August 9, 2005.

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